EXHIBIT 10.20A

               AMENDMENT NO.1 TO SUBORDINATED LOAN AGREEMENT

     Amendment No. 1, dated as of December 23, 1997 ("Amendment"), to the Subordinated Loan Agreement, dated as of September 16, 1996 (the Subordinated Loan Agreement"), between First Albany Corporation, a New York corporation (the "Company"), and Sharon M. Duker (the "Lender").

     WHEREAS, in order to extend the maturity on the Note dated September 16, 1996 from the Company to the Lender and issued pursuant to the Subordinated Loan Agreement (the "Original Note"), the Original Note has been cancelled as of the date hereof and replaced with a note, dated the date hereof, and in substantially the form attached hereto as Exhibit A;
and

     WHEREAS, the parties hereto wish to make certain amendments to the Subordinated Loan Agreement;

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the parties hereby agree as follows:

     1.All capitalized terms shall have the respective meaning ascribed to them in the Subordinated Loan Agreement unless otherwise defined herein.

     2.Section 6(E)(ii) of the Subordinated Loan Agreement is hereby amended by deleting the number "3.5" in the first line thereof and inserting the number "3.0" in lieu thereof.

     3.Section 3(A) of the Subordinated Loan Agreement is hereby amended by deleting the words "July 31, 2001" in the last sentence thereof and inserting the words "December 31, 2002" in lieu thereof.

     4.This Amendment may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date first written above.
                                   FIRST ALBANY CORPORATION

                              By:  /s/ ALAN GOLDBERG
                                   -------------------------
                                   Name:
                                   Title:

                                   LENDER

                              By:  /s/ SHARON M. DUKER
                                   --------------------------
                                   Sharon M. Duker


                                   NOTE
$5,000,000.00* * *                                     Albany, New York
                                                       December 23 1997

     FOR VALUE RECEIVED, the undersigned FIRST ALBANY CORPORATION, a New York corporation with offices at 30 South Pearl Street, Albany, New York 12207, promises to pay to the order of Sharon M. Duker, (herein called the "Lender"), at the office of the Lender in Albany, New York or at such other place as may be designated from time to time by the Lender, the sum of Five Million ($5,000,000.00) Dollars and to pay interest on the disbursed, unpaid principal, from the date hereof, at the rate of nine and one-quarter (9.25%) percent per annum.

     The undersigned promises to pay the principal and interest as follows:

     a)Accrued interest to be paid on the 31st day of December, 1997, and on the last business day of each succeeding month thereafter during the term thereof .

     b)The entire unpaid balance of principal together with accrued interest to be paid to the Lender on the 31st day of December, 2002.

     All amounts paid pursuant to this paragraph shall be applied first to the payment of accrued interest to the date of payment and then to the reduction of principal.

     The undersigned agrees to pay accrued interest and/or principal when due.

     This Note is subject to the terms, covenants and conditions set forth in a Subordinated Loan Agreement by and between the undersigned and the Lender dated as of September 16, 1996, as amended (the "Loan Agreement"), and all such terms, covenants and conditions of such Loan Agreement are all hereby incorporated in this Note, with the same force and effect as though said terms, covenants and conditions were fully set forth herein. This Note is issued as a replacement for the note issued pursuant to the Loan Agreement and dated September 16, 1996. The prepayment of any portion of the principal or interest due under this Note shall be allowed in accordance with the terms of the Loan Agreement.

     DEFAULT. Upon the occurrence of certain Events of Default, specified in the Loan Agreement, the principal of and interest on this Note may be declared due and payable either immediately or as set forth therein. The payment of principal of the Note may be suspended upon the occurrence of certain events specified in the Loan Agreement, and such suspension will not constitute a default hereunder.

     The undersigned agrees to pay all costs and expenses incurred by the holder hereof in enforcing this Note, including, without limitation, reasonable attorneys' fees and legal expenses.

(CORPORATE SEAL)                        FIRST ALBANY CORPORATION

ATTEST                            By:   /s/ ALAN P. GOLDBERG
                                        ---------------------------
/s/ STEPHEN P. WINK                     Alan P. Goldberg, President
--------------------------
Stephen P. Wink, Secretary

THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAS BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A
VIEW TO THE DISTRIBUTION THEREOF, AND THIS OPTION MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING IT
OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) FROM THE TRANSFEROR REASONABLY ACCEPTABLE TO IT STATING THAT SUCH
SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.


                      OPTION TO PURCHASE COMMON STOCK
                                    OF
                        FIRST ALBANY COMPANIES INC.


          1.a. This certifies that, subject to the terms set forth below, in consideration of Sharon M. Duker, (the "Holder") making a loan of Five Million and 00/100 Dollars ($5,000,000) (the Indebtedness") to a wholly-owned subsidiary, First Albany Corporation, of FIRST ALBANY COMPANIES INC. (the "Company"), the Company grants to Holder the option to purchase, at any time during the Exercise Period (as defined below) 88,200 shares of its common stock, par value $.01 per share, (the "Common Stock") at a purchase price of $11.34 per share (the "Purchase Price"). The Purchase Price shall be paid by the discharge of One Million and 00/100 Dollars ($1,000,000) of the Indebtedness.

          b. The Exercise Period shall begin on the date hereof and end at 5:00 p.m., New York time on the earlier of (i) 5:00 p.m., New York time, on the final scheduled maturity date of the Note (as defined in the Subordinated Loan Agreement between the Holder and the Company dated September 16, 1996 (the "Agreement")), (ii) the Change of Control Payment Date (as defined in the Agreement); and (iii) the date of any Voluntary Prepayment (as defined in the Agreement). Notwithstanding anything contained herein to the contrary, any exercise of this option during the period beginning six months prior to the final scheduled maturity date shall not be effective until the final scheduled maturity date.

          c. This Option may be exercised by surrender to the Company, at its principal executive offices, of the subscription form attached hereto duly executed and the simultaneous delivery to the Company of a document, in form and substance acceptable to the Company, evidencing the discharge of One Million and 00/100 Dollars ($1,000,000) of the Indebtedness.

          d. The Company agrees to give the Holder thirty (30) days prior written notice of any Voluntary Prepayment.

          e. All notices sent to the Company and the Holder under this Option shall be sent by certified mail, return receipt requested, or by personal delivery addressed to the Company's General Counsel at its principal executive offices, or addressed to the Holder at the address provided in the Agreement or at such other address as the Holder may give to the Company pursuant to the Agreement, respectively.

          f. Certificates for shares of Common Stock purchased upon exercise of this Option will be delivered by the Company to the Holder or his designee within thirty (30) business days after the exercise of the Option.

          g. The Common Stock issuable upon the exercise of this Option will be deemed to have been issued on the date (the "Exercise Date") the Company receives satisfactory evidence of payment of the Purchase Price, and the Holder will be deemed for all purposes to have become the record holder of such Common Stock on the Exercise Date.

          h. The issuance of certificates for shares of Common Stock upon exercise of this Option shall be made subject to, and the Holder shall be responsible for, any and all charges to the Holder for any issuance tax in respect thereof or other cost incured by the Company in connection with
such exercise and  the related issuance  of shares of  Common Stock.   Each
share of Common Stock issuable upon exercise of this Option will, upon payment of the Purchase Price thereof, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

          i. After the date hereof and prior to the exercise of this Option, the aggregate number of shares subject to this Option and the exercise price shall be adjusted to reflect any stock splits or stock dividends declared with respect to the Common Stock.

          2. The Holder shall have no rights as a shareholder in respect of shares covered by the Option prior to exercise of this Option with respect thereto and until the Holder has made payment therefor as herein provided, and the Holder shall have no rights with respect to such shares not expressly conferred by this Option.

          3. The Company shall at all times during the term of this Option reserve and keep available such number of shares of its Common Stock as will be sufficient to satisfy the requirements of this Option.

          4. This Option shall be binding upon the Company's successors and assigns. This Option shall not be transferred by the Holder without the prior written consent of the Company; any such transfer without the consent of the Company will render this Option void.

          5. This Option shall be construed and enforced in accordance with and governed by the laws of New York without regard to its principles of conflicts of laws. Any action or proceeding brought by the Holder or the Company against the other arising out of or related to the Option shall be brought in a State or Federal Court of competent jurisdiction located in Albany, New York and the Holder and the Company hereby submit to the jurisdiction of such courts for the purposes of any such action or proceeding.

          6. The Holder agrees that he will comply with all applicable laws, rules and regulations of all Federal and State securities regulators, including but not limited to the Securities and Exchange Commission, the New York Stock Exchange, the National Association of Securities Dealers and applicable state securities regulators with respect to disclosure, filings and any other requirements resulting in any way from the issuance of this Option other than those required to be made by the Company in accordance with applicable Federal and State securities laws and regulations.

     IN WITNESS WHEREOF, the parties have signed this Option intending to be legally bound hereto.

DATED:    December 23, 1997             FIRST ALBANY COMPANIES INC.

                                        /s/ ALAN P. GOLDBERG
                                        ----------------------------
                                        President

                                        HOLDER:

                                        /s/ SHARON M. DUKER
                                        ----------------------------
                                        Sharon M. Duker



                             SUBSCRIPTION FORM

              (to the executed only upon exercise of Option)

The undersigned  Holder  of  the Option  granted  pursuant  to  the  Option
Agreement dated December 23, 1997 (the "Option Agreement"), irrevocably exercises this Option to purchase all such shares of Common Stock of First Albany Companies Inc. as are granted as of the date hereof pursuant to the Option Agreement and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Option.



DATED:

Number of Shares: _______________________


__________________________________
(Signature of Holder)

__________________________________
(Name of Holder)

__________________________________
Street Address

__________________________________
(City)      (State)       (Zip)